February 13, 2008

Lazard Funds Prospectus

Wherever there’s opportunity, there’s Lazard.SM

Lazard U.S. Small Cap Equity Value Portfolio
Lazard Global Equity Income Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Funds

TABLE OF CONTENTS

Page

	1	Overview

Carefully review this important section for information on the Portfolios’ investment objectives, strategies, risks, past performance and fees.	2	Investment Objective, Strategies, Risk/Return and Expenses

	2	Lazard U.S. Small Cap Equity Value Portfolio

	5	Lazard Global Equity Income Portfolio

Review this section for details on the people and organizations who oversee the Portfolios.	8	Fund Management

	8	Investment Manager
	8	Portfolio Management
	8	Biographical Information of Principal Portfolio Managers
	9	Administrator
	9	Distributor
	9	Custodian

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	10	Shareholder Information

	10	General
	10	How to Buy Shares
	12	Distribution and Servicing Arrangements
	12	How to Sell Shares
	13	Investor Services
	13	General Policies
	14	Account Policies, Dividends and Taxes

	15	Other Performance of the Investment Manager

Where to learn more about the Portfolios.		Back Cover

Lazard Asset Management LLC serves as each Portfolio’s Investment Manager.

OVERVIEW

The Portfolios

The Lazard Funds, Inc. (the “Fund”) consists of fourteen separate Portfolios, two of which are being offered through this Prospectus. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ notice of any change with respect to this policy.

Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios.

Information on each Portfolio’s recent strategies and holdings can be found in the current annual/semi-annual report, when available (see back cover).

These Portfolios invest primarily in equity securities, including common stocks. Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. A Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

Who May Want to Invest?	Consider investing in these Portfolios if you are:

	•	pursuing a long-term goal such as retirement

	•	looking to add an equity component to your investment portfolio

	•	willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

These Portfolios may not be appropriate if you are:

	•	pursuing a short-term goal or investing emergency reserves

	•	uncomfortable with an investment that will fluctuate in value

You should be aware that the Portfolios:

	•	are not bank deposits

	•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

	•	are not guaranteed to achieve their stated goals

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard U.S. Small Cap Equity Value Portfolio

Ticker Symbol
LISVX (Institutional)
LOSVX (Open)

Investment Objective	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that Lazard Asset Management LLC, the Portfolios’ investment manager (the “Investment Manager”), believes are undervalued. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap U.S. companies. The Investment Manager considers “small cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Value Index (ranging from approximately $19 million to $5.2 billion as of December 31, 2007). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions. The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies and securities of non-U.S. companies.

The Investment Manager applies a blend of classic value and deep value strategies across the entire spectrum of the small cap universe. Classic value means leading companies in value oriented industries. Deep value means companies with short term issues that have been sold off by the market to valuations the Investment Manager believes are compelling. The Investment Manager seeks to identify attractively valued securities of companies with underlying financial strength that are undergoing positive change. In analyzing specific companies for possible investment, the Investment Manager employs a multidimensional approach, integrating detailed fundamental analysis with a proprietary quantitative model to identify small cap value investment opportunities.

The Investment Manager typically sells a stock when the reasons for purchase are no longer valid and there is a better total return candidate. The Portfolio may be actively traded and may have a high portfolio turnover rate of 100% or more.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio’s investments will rise and fall based only on investor perception.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

A high portfolio turnover rate has the potential to incur increased transaction costs and generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Portfolio’s after-tax performance.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	0.32%	0.42%

Total Annual Portfolio Operating Expenses	1.32%	1.67%

Fee Waiver and Expense Reimbursement**	0.07%	0.12%

Net Expenses**	1.25%	1.55%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2008, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% and 1.55% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard U.S. Small Cap Equity Value Portfolio	1 Year	3 Years

Institutional Shares	$127	$404

Open Shares	$158	$502

INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES

Lazard Global Equity Income Portfolio

Ticker Symbol
LGEIX (Institutional)
LGEOX (Open)

Investment Objective	The Portfolio seeks total return through a combination of income and capital appreciation.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of U.S. and non-U.S. securities, consisting of the highest dividend yielding equity securities of small-, medium- and large-capitalization companies, selected from the current holdings of other accounts managed by the Investment Manager (“Account Holdings”). The Portfolio’s investments will generally consist of a portfolio of approximately 60 to 100 securities.

The Portfolio’s investment portfolio is constructed as follows:

• at least 70% of the Portfolio’s equity investments will consist of selections from the 100 highest dividend yielding Account Holdings as determined each calendar quarter;

•

the remainder of the Portfolio’s equity investments will generally consist of equity securities selected from Account Holdings that the Investment Manager believes are attractive investments for the Portfolio; and

• up to 10% of the Portfolio’s equity investments may consist of equity securities that are not Account Holdings.

In constructing the Portfolio’s investment portfolio, the Investment Manager considers the sustainability of a security’s dividends and its capital appreciation potential. In considering the portfolio’s diversification, the Investment Manager assesses country and sector allocation in both absolute and benchmark terms and seeks to maximize opportunities in countries and sectors where yields are low.

Under normal market conditions, the Portfolio invests significantly (at least 40%— unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States, including direct investments in securities of such issuers and investments in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. The Portfolio considers a company that derives at least 50% of its revenue from business outside the United States or has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States.

The Investment Manager will consider whether a security’s dividends would be potentially eligible for taxation to individuals as “qualified dividend income.” However, not all foreign stock dividends will be qualified dividend income, and there is no assurance as to what portion, if any, of the Portfolio’s distributions will be eligible for taxation to individuals as qualified dividend income. See “Shareholder Information—Account Policies, Dividends and Taxes—Tax Information.”

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio’s performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance.

Fees and Expenses

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.

	Institutional Shares	Open Shares

Shareholder Transaction Fees
Maximum Redemption Fee (as a % of amount redeemed) Charged only when selling or exchanging shares you have owned for 30 days or less.	1.00%	1.00%

Annual Portfolio Operating Expenses

Management Fees	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses*	0.52%	0.62%

Total Annual Portfolio Operating Expenses	1.52%	1.87%

Fee Waiver and Expense Reimbursement**	0.27%	0.32%

Net Expenses**	1.25%	1.55%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2008, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% and 1.55% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively.

Expense Example

Use the accompanying table to compare the Portfolio’s fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

•	$10,000 initial investment

•	5% annual return each year

•	redemption at the end of each period

•	no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement.

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

Lazard Global Equity Income Portfolio	1 Year	3 Years

Institutional Shares	$127	$426

Open Shares	$158	$524

FUND MANAGEMENT

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $126.9 billion as of December 31, 2007. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate of 1.00% of each Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly.

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios, and the Investment Manager will be available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2008.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the Portfolio, including making investment recommendations, overall portfolio composition, and the like. The portfolio management team for U.S. Small Cap Equity Value Portfolio is comprised of members who serve as both portfolio managers and as research analysts, owing to the highly specialized nature of the research required to support the Portfolio. Research analysts perform fundamental research on companies (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:

U.S. Small Cap Equity Value Portfolio–Mark W. Stuckelman and Andrew D. Lacey*

Global Equity Income Portfolio–Patrick Ryan, Andrew D. Lacey*# and Kyle Waldhauer

*	As a Deputy Chairman of the Investment Manager, Mr. Lacey is ultimately responsible for overseeing this Portfolio, although he does not make day-to-day investment decisions.

#	In addition to his oversight responsibility, Mr. Lacey is a member of the portfolio management team.

Each portfolio manager has served in that capacity since the relevant Portfolio’s inception.

Biographical Information of Principal Portfolio Managers

Andrew D. Lacey. Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is responsible for U.S. and Global strategies. He also is a member of the U.S. Strategic Equity, U.S. Equity Select, U.S. Equity Value and Global Equity Select teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Patrick Ryan. Patrick Ryan, a Senior Vice President of the Investment Manager, is a member of the Global Equity team. He began working in the investment field in 1989. Before joining the Investment Manager in 1994, he was an equity analyst with Hutson Management. He has a BS in Industrial Engineering from Columbia University School of Engineering and Applied Science, and is a Chartered Financial Analyst (“CFA”) Charterholder. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mark W. Stuckelman. Mark W. Stuckelman, a Managing Director of the Investment Manager, is a portfolio manager on the U.S. Small Cap Equity Value team. Prior to joining the Investment Manager in 2007, Mr. Stuckelman was with Nicholas-Applegate Capital Management, Wells Fargo Bank, and Barra, Inc. He has an MBA from Wharton School of the University of Pennsylvania and a BA from the University of California, Berkeley.

Kyle Waldhauer. Kyle Waldhauer, a Vice President of the Investment Manager, is an assistant portfolio manager with the Investment Manager. He began working in the investment field when he joined the Investment Manager in 1998. Previously, Mr. Waldhauer had worked in financial services as a registered representative with Fidelity Investments since 1994. He has a BS in Economics and Finance from Southern New Hampshire University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

FUND MANAGEMENT (concluded)

Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.

SHAREHOLDER INFORMATION

GENERAL

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the net asset value per share (“NAV”) next determined after an order in proper form is received by the Fund’s Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The Fund will determine the net asset value of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Minimum Investment

All purchases made by check should be in U.S. Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares	$1,000,000

Open Shares	$10,000

IRA Rollover/Transfer (Open Shares only)	$10,000

There are no subsequent investment minimums.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

HOW TO BUY SHARES

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

                   By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

2.	Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to “The Lazard Funds, Inc.” to:

The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

                   By Wire

1.	Call (800) 986-3455 toll-free from any state and provide the following:

	•	the Portfolio(s) and Class of shares to be invested in

	•	name(s) in which shares are to be registered

	•	address

	•	social security or tax identification number

	•	dividend payment election

	•	amount to be wired

	•	name of the wiring bank, and

	•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

SHAREHOLDER INFORMATION (continued)

2.	Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases
By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

          By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

Through a Lazard Brokerage Account

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to purchase Portfolio shares.

Purchases through the Automatic Investment Plan (Open Shares Only)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of a Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To enroll in the Automatic Investment Plan, call the Fund at (800) 986-3455.

Individual Retirement Accounts (Open Shares Only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that

SHAREHOLDER INFORMATION (continued)

account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. Multiple accounts under common ownership or control may be considered one account for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading.

Each Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor and under certain other circumstances. See “Shareholder Information—How to Sell Shares—Redemption Fee” below. As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

All of the policies described in the first paragraph of this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. See the first paragraph in this section.

DISTRIBUTION AND SERVICING ARRANGEMENTS

The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges. Institutional Shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any fees paid by the Fund under rule 12b-1.

The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third party to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

HOW TO SELL SHARES

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests may also be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

Redemption Fee

Each Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor. The redemption fee may be waived, modified or terminated at any time, or from time to time, in accordance with policies described in the SAI.

SELLING SHARES

Through the Transfer Agent:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing

SHAREHOLDER INFORMATION (continued)

such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail:

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Mail the letter to the Transfer Agent at the following address:

The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

Through a Lazard Brokerage Account:

Shareholders who have a brokerage account with Lazard Capital Markets LLC should contact their account representative for specific instructions on how to sell Portfolio shares.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investments allows you to purchase Open Shares through automatic deductions from a designated bank account.

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information–How to Buy Shares–Market Timing/Excessive Trading” for more information about restrictions on exchanges.

GENERAL POLICIES

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

•	convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

•

suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission (the “SEC”)

•	change or waive the required minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

SHAREHOLDER INFORMATION (concluded)

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

•	if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call the Transfer Agent at the telephone number listed on the inside back cover if you need additional copies of annual or semi-annual reports or account information.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gains, if any, are normally distributed annually but may be distributed more frequently. Distribution estimates may be available prior to payment and may be obtained by calling (800) 823-6300 or going to the Fund’s Website at www.LazardNet.com.

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.

Not all foreign stock dividends will be qualified dividend income, and there is no assurance as to what portion, if any, of Global Equity Income Portfolio’s distributions will be eligible for taxation to individuals as qualified dividend income. Among other requirements for such treatment, the foreign corporation paying the dividend must be eligible for the benefits of certain specified income tax treaties with the United States, or the stock on which the dividend is paid must be considered readily tradable on an established securities market in the United States.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify that they are exempt from withholding

OTHER PERFORMANCE OF THE INVESTMENT MANAGER

Lazard Global Equity Income Composite

This is not the Portfolio’s Performance

Lazard Global Equity Income Portfolio had not commenced operations prior to the date of this Prospectus and, therefore, does not have its own performance record. However, the Portfolio’s investment objective, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”). The chart below shows the historical investment performance for a composite (the “Global Equity Income Composite”) of the Other Accounts (consisting of all similarly managed, fully discretionary and fee paying accounts) and for the Portfolio’s benchmark index. The Global Equity Income Composite should not be interpreted as indicative of the Portfolio’s future performance.

Annual Total Returns for the Year Ended December 31,

	2006	2007

Global Equity Income Composite	28.6%	3.3%

MSCI All Country World Index*	21.0%	11.7%

Average Annual Total Returns
(for the periods ended December 31, 2007)

	Inception Date	One Year	Since Inception

Global Equity Income Composite	8/1/05	3.3%	15.2%

MSCI All Country World Index*	N/A	11.7%	16.6%

*

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Certain Other Accounts may not be subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Code which, if applicable, may have adversely affected the performance of the Global Equity Income Composite. The performance results of the Global Equity Income Composite reflect actual fees charged to Other Accounts, except custodian fees of separately managed accounts. However, the Portfolio bears fees and operational expenses not typically borne by managed accounts (including distribution and servicing fees of Open Shares). The Global Equity Income Composite performance would have been lower than that shown above if the Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the Other Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that the Portfolio and the Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the Global Equity Income Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

PRIVACY NOTICE REGARDING SHAREHOLDER FINANCIAL INFORMATION

          The Fund recognizes and appreciates the importance of respecting the privacy of our shareholders. Our shareholders’ trust is our most important asset, and we are committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains our current policies and practices with respect to non-public personal information of our prospective, current and former shareholders.

          In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. We limit the collection of information to the minimum amount required to deliver useful products and superior service to our shareholders, to comply with legal requirements and to support our business needs. We may collect non-public personal information about you from the following sources:

•

Information we receive from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

•	Information about your transactions with us, our affiliates or others, such as your account balance and holdings, payment history and transaction information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

•	Information obtained from our communications and correspondence with you.

          The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support our business needs. In order to maintain the confidentiality of such information, we restrict access to non-public information about our shareholders to those employees who need to know that information. We maintain physical, electronic and procedural safeguards to guard the non-public personal information of our shareholders and former shareholders.

          Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

For more information about the Portfolios, the following documents are available free upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112–6300
Telephone: (800) 823-6300
http://www.LazardNet.com

You can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-5850. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549, or by e-mail request to publicinfo@sec.gov.

•	Free from the SEC’s Website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112–6300
Telephone: (800) 823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112–6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and
Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: (800) 986-3455

Independent Registered Public
Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2008 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

2/08 LZDPS017

Lazard Funds